1
Getting to Know Tidewater
at
Jim and Angie’s 14
th
Oilfield Tour
Sponsored by Lehman Brothers
September 25, 2007
Dean E. Taylor
- Chairman, President & CEO
Jeff Platt
- Executive Vice President
Nancy Morovich -
Senior Vice President
Dean E. Taylor
Dean E. Taylor
-
-
Chairman, President & CEO
Chairman, President & CEO
Jeff Platt
Jeff Platt
-
-
Executive Vice President
Executive Vice President
Nancy Morovich
Nancy Morovich
-
-
Senior Vice President
Senior Vice President
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900 601 Poydras Street, Suite 1900
New Orleans, LA 70130 New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties.
Among those risks and uncertainties, many of which are beyond the control of the
Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production;
unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-
Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580  •
Web site address:
www.tdw.com  •
Email:
connect@tdw.com

Discussion Outline
Discussion Outline
Who are we?
How do we compete?
Where do we compete?
How do we approach vessel acquisitions and
M&A?
What’s our strategy for the future?
Who are we?
Who are we?
How do we compete?
How do we compete?
Where do we compete?
Where do we compete?
How do we approach vessel acquisitions and
How do we approach vessel acquisitions and
M&A?
M&A?
What’s our strategy for the future?
What’s our strategy for the future?
1
1
2
2
3
3
4

5
5

4 Tidewater Invented the Business Tidewater Invented the Business

Who We Are and Who We’re Not
Who We Are and Who We’re Not
A long term
A long term
international vessel
international vessel
operator
operator
A superior safety-
A superior safety-
oriented service
oriented service
provider
provider
The industry leader
The industry leader
with 50+ years of
with 50+ years of
experience
experience
An asset trader
An asset trader
A cycle timer
A cycle timer
A new entrant,
A new entrant,
looking to make quick
looking to make quick
return and exit
return and exit
We are…
We are…
We are not …
We are not …

Operating Expertise
Operating Expertise
Applied to Four Vessel Types
Applied to Four Vessel Types
420 Total*
PSVs and AHTS in this category perform the same functions
deepwater counterparts except they are generally chartered to customers for use in intermediate and shallow waters.
256
Towing-
supply and
supply
Tugs tow floating rigs and barges.  Used in support of cable and pipe lay operations and other construction activities.  Other vessels include inshore tugs, barges, etc.
42
Offshore
Tugs and
Other
Utilized in transporting personnel and small quantities of
supplies from shore bases to offshore drilling rigs, platforms and other installations.
86
Crew and
Utility
Includes platform supply vessels (PSV) and anchor handling
towing supply vessels (AHTS).
PSVs haul large cargo to serve drilling and production facilities and to support offshore construction and maintenance work.
AHTS tow rigs and other marine equipment, and can set
anchors for mooring rigs.
36 Deepwater
Description Count
*Average vessel count  for quarter  ended June 30, 2007; excludes vessels withdrawn from service and joint venture vessels

Fleet Renewal Program
Fleet Renewal Program
Underway Since 2000
Underway Since 2000
75%
25%
Vessels built prior to January 2000
Vessels built or acquired after January 2000
Vessels
Vessels
% as of Fiscal Year End 2007 % as of Fiscal Year End 2007
48%
52%
Profit Contribution
Profit Contribution
% as of Fiscal Year End 2007 % as of Fiscal Year End 2007

Discussion Outline
Discussion Outline
Who are we?
How do we compete?
Where do we compete?
How do we approach vessel acquisitions and
M&A?
What’s our strategy for the future?
Who are we?
Who are we?
How do we compete?
How do we compete?
Where do we compete?
Where do we compete?
How do we approach vessel acquisitions and
How do we approach vessel acquisitions and
M&A?
M&A?
What’s our strategy for the future?
What’s our strategy for the future?
1
1
2
2
3
3
4
4
5
5

Superior Operating Capabilities
Superior Operating Capabilities
Drive Our Competitive Advantage
Drive Our Competitive Advantage
Superior operating performance
Superior operating performance
–
–
Safety-oriented culture
Safety-oriented culture
–
–
Deep knowledge of customer needs
Deep knowledge of customer needs
International scope and relationships
International scope and relationships
–
–
Worldwide market presence (e.g., “boots
Worldwide market presence (e.g., “boots
on the ground”
on the ground”
in every market)
in every market)
–
–
Worldwide infrastructure
Worldwide infrastructure
Attractive fleet
Attractive fleet
–
–
Most new vessels in industry
Most new vessels in industry
–
–
Wide range of equipment types
Wide range of equipment types
Cost efficient management
Cost efficient management
–
–
“Lean”
“Lean”
mentality applied to operations and
mentality applied to operations and
overhead
overhead
–
–
Aggressive construction cost management
Aggressive construction cost management

Safety Record
Safety Record
Rivals Leading Companies
Rivals Leading Companies
0
0.5
1
1.5
Calendar Years
Calendar Years
Total Recordable Incident Rates
Total Recordable Incident Rates
# of Incidents per 200,000 Man Hours # of Incidents per 200,000 Man Hours
Tidewater
Dow Chemical
Dupont
Exxon/Mobil
BP
2001 2002 2003 2004 2005 2006

Worldwide Scope of Operations
Worldwide Scope of Operations
57%
87%
0%
25%
50%
75%
100%
Fiscal 1997 As of June
30, 2007
Vessels Operating
Vessels Operating
% of Total Operated Internationally % of Total Operated Internationally
41%
90%
0%
25%
50%
75%
100%
Fiscal 1997 As of June
30, 2007
Vessel Operating Profit
Vessel Operating Profit
% Contributed by International Operations % Contributed by International Operations

Internationally Diverse Workforce
Internationally Diverse Workforce
37%
4%
5%
3%
10%
6%
4%
9%
10%
12%
Angola Brazil
Phillipines Mexico
Nigeria Indonesia
India USA
Venezuela Other
Workforce Composition
Workforce Composition
% as of June 30, 2007 % as of June 30, 2007
(>50 countries)
Network of resources
Network of resources
provide access to
provide access to
seaman worldwide
seaman worldwide
Ability to meet “local
Ability to meet “local
content”
content”
requirements
requirements
Workforce well-trained
Workforce well-trained
in universal safety
in universal safety
standards
standards

Cost Discipline Supports
Cost Discipline Supports
Cost Advantage
Cost Advantage
0
1,000
2,000
3,000
Operating Expense per Vessel
Operating Expense per Vessel
$ as of Last Fiscal Year Ended* $ as of Last Fiscal Year Ended*
0
250
500
750
G&A Expense per Vessel
G&A Expense per Vessel
$ as of Last Fiscal Year Ended* $ as of Last Fiscal Year Ended*
TDW   Peer    Peer
Peer Peer Peer
Peer   TDW   Peer    Peer
Peer Peer
Median Median
Median Median
Source: Publicly available  reports and TDW analysis; peers include Bourbon, Gulfmark, Hornbeck, Seacor, Trico Marine.

Tidewater’s Approach
Tidewater’s Approach
to Managing Construction
to Managing Construction
45
45
Total
Total
14
14
PSV
PSV
7
7
Crew and Tug
Crew and Tug
24
24
AHTS
AHTS
Count
Count
Vessels Under Construction
Vessels Under Construction
As of June 30, 2007 As of June 30, 2007
Building vessels
Building vessels
internationally at 8
internationally at 8
different yards
different yards
Continuing due
Continuing due
diligence on new and
diligence on new and
existing yards
existing yards
Utilizing Tidewater
Utilizing Tidewater
construction
construction
superintendents to
superintendents to
supervise on site
supervise on site

6
6
2
2
1
1
11
11
12
12
4
4
9
9
Worldwide Construction Program
Worldwide Construction Program
Minimizes Cost While Ensuring Quality
Minimizes Cost While Ensuring Quality
Vessels Under Construction
Vessels Under Construction
# by Yard Location as of June 30, 2007 # by Yard Location as of June 30, 2007

Balance Sheet Strength Provides
Balance Sheet Strength Provides
Sustainability Advantage
Sustainability Advantage
-30%
-10%
10%
30%
50%
Net Debt to Net Capital Ratio vs. Marine Transportation Peers
Net Debt to Net Capital Ratio vs. Marine Transportation Peers
% as of Last Fiscal Year Ended* % as of Last Fiscal Year Ended*
Peer Peer
TDW
TDW
Peer Peer Peer Peer Peer Peer Peer Peer
Median
Median
*Source: Publicly available  reports and TDW analysis; peers include Bourbon, Gulfmark, Hornbeck, Seacor, Trico Marine.

Discussion Outline
Discussion Outline
What are our primary line of business?
How do we compete?
Where do we compete?
How do we approach vessel acquisitions and
M&A?
What’s our strategy for the future?
What are our primary line of business?
What are our primary line of business?
How do we compete?
How do we compete?
Where do we compete?
Where do we compete?
How do we approach vessel acquisitions and
How do we approach vessel acquisitions and
M&A?
M&A?
What’s our strategy for the future?
What’s our strategy for the future?
1
1
2
2
3
3
4
4
5
5

Active Vessel Count By Region
Active Vessel Count By Region
As of Quarter Ended June 30, 2007* As of Quarter Ended June 30, 2007*
Nearly 90% of Vessels Operating
Nearly 90% of Vessels Operating
in International Waters
in International Waters
North
America
45 (12%)
North
North
America
America
45 (12%)
45 (12%)
Central/South
America
102 (28%)
Central/South
Central/South
America
America
102 (28%)
102 (28%)
West
Africa
141 (38%)
West
West
Africa
Africa
141 (38%)
141 (38%)
Far East
45 (12%)
Far East
Far East
45 (12%)
45 (12%)
Europe/M.E.
36 (10%)
Europe/M.E.
Europe/M.E.
36 (10%)
36 (10%)
*Excludes 48 stacked vessels. *Excludes 48 stacked vessels.

Expansion Opportunities
Expansion Opportunities
Span the Globe
Span the Globe
Developing deep water market driven by China and India demand for oil and gas
Second largest jack-up market worldwide ~ 56 units
South East
Asia /
Australia
Largest jack-up market in the world ~ 105 units
Typically lower margins as compared to other regions
Middle East /
India
National oil companies are the majority of operators – Pemex / Petrobras / PDVSA
Relatively long term contracts
Growth areas in Mexico and Brazil
Central/
South
America
Primarily a spot market
Significant involvement of brokers in vessel contracting
Europe
Growing market, especially Angola and Nigeria
Mix of national (NOC) and international oil companies (IOC) with government participation – IOC’s are the majority of operators
Challenging operating environment due to limited infrastructure
West Africa
Primarily a spot market
Driven by independent operators
Jack-up rigs exiting; shrinking market other than deep water
North
America
Market Dynamics

Discussion Outline
Discussion Outline
Who are we?
How do we compete?
Where do we compete?
How do we approach vessel acquisitions and
M&A?
What’s our strategy for the future?
Who are we?
Who are we?
How do we compete?
How do we compete?
Where do we compete?
Where do we compete?
How do we approach vessel acquisitions and
How do we approach vessel acquisitions and
M&A?
M&A?
What’s our strategy for the future?
What’s our strategy for the future?
1
1
2
2
3
3
4
4
5
5

Vessel Acquisition Alternatives
Vessel Acquisition Alternatives
Buy Existing
Buy Existing Construct New
Construct New
Buy Fleet
Buy Fleet
(e.g., Buy Company)
(e.g., Buy Company)
Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
May limit overall
capacity
Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

Combination of Approaches
Combination of Approaches
Used Historically
Used Historically
Acquisitions and Dispositions
Acquisitions and Dispositions
# of Vessels by Fiscal Year # of Vessels by Fiscal Year
1
14 12
22
8
18
15
49
14
20
18
12
10
120
8
-68
-58
-27
-19
-24
-36
-65
-39
-38
-79
-25
(75)
(50)
(25)
0
25
50
75
100
125
97 98 99 00 01 02 03 04 05 06 07 08E 09E 10E 11E
Dispositions
Acquisitions
Deliveries expected Deliveries expected
as of June 30, 2007 as of June 30, 2007
? ? ? ?

Long Term Objective Is to Invest
Long Term Objective Is to Invest
Consistently Across the Cycle
Consistently Across the Cycle
0
50
100
150
200
Tugs/Other
Crewboats
PSV
AHTS
Vessels by Build Date
Vessels by Build Date
Average as of Quarter Ended June 30, 2007 Average as of Quarter Ended June 30, 2007
Up to 1973- 1978- 1983- 1988- 1993- 1998- 2003- 2008+
1972 1977 1982 1987 1992 1997 2002 2007 Beyond
*Includes 45 vessels currently under construction to be delivered in FY08 through FY11.
*Includes 45 vessels currently under construction to be delivered in FY08 through FY11.
d in FY08 through FY11.
Target Range
Target Range

Numerous Factors Considered
Numerous Factors Considered
in Designing “Optimal”
in Designing “Optimal”
Vessel Mix
Vessel Mix
Vessel Type
Vessel Type Custom/
Specialized
Standardized
Specifications
Specifications
Small
Ultra big
Operating Capabilities
Operating Capabilities
Renew
existing
Expand to
niche
markets
End Users
End Users
Drilling,
production
Subsea, main-
tenance, LNG
etc.
Supply/Demand
Supply/Demand
Cycle timers
Invest
across
cycle
TDW*
TDW*
*Arrows are illustrative of Tidewater’s current views;  they should not be interpreted  as excluding other points on the continuums in the future.

Disciplined Approach to M&A
Disciplined Approach to M&A
What is target
What is target
worth to us?
worth to us?
How would TDW’s
How would TDW’s
financial profile
financial profile
change?
change?
How would TDW’s
How would TDW’s
risk profile change if
risk profile change if
target is acquired?
target is acquired?
What are other
What are other
capital deployment
capital deployment
alternatives?
alternatives?
How does target’s
How does target’s
valuation compare
valuation compare
to market price?
to market price?
DCF analysis
Assess synergy
potential
Identify, quantify
sensitivities
DCF analysis
Assess synergy
potential
Identify, quantify
sensitivities
Recent trading range
Multiple relative to peers
Premium range required
Recent trading range
Multiple relative to peers
Premium range required
IS
BS
CF
IS
BS
CF
Earnings, EPS
CF, FCF
ROE, ROIC
Debt, Coverage
NOPAT, EVA
Earnings, EPS
CF, FCF
ROE, ROIC
Debt, Coverage
NOPAT, EVA
Model results under
different scenarios
Compare financials,
metrics to base case
Model results under
different scenarios
Compare financials,
metrics to base case
Buy individual assets
Acquire other
companies
Build assets
Buy TDW stock
Pay down debt
Buy individual assets
Acquire other
companies
Build assets
Buy TDW stock
Pay down debt

Disciplined Approach for
Disciplined Approach for
Considering Strategic Alternatives
Considering Strategic Alternatives
STOP
Required
Competency
Assessment
Competency
Assessment
Industry
Outlook
Industry
Outlook
Competitive
Landscape
Competitive
Landscape
Resource
Requirements
Resource
Requirements
Value
Creation
Potential
Value
Creation
Potential
Risks and
Mitigation
Risks and
Mitigation
Signposts
to Monitor
Signposts
to Monitor
Exit Strategy
Exit Strategy
Start
Ours

Discussion Outline
Discussion Outline
Who are we?
How do we compete?
Where do we compete?
How do we approach vessel acquisitions and
M&A?
What’s our strategy for the future?
Who are we?
Who are we?
How do we compete?
How do we compete?
Where do we compete?
Where do we compete?
How do we approach vessel acquisitions and
How do we approach vessel acquisitions and
M&A?
M&A?
What’s our strategy for the future?
What’s our strategy for the future?
1
1
2
2
3
3
4
4
5
5

Strategies Are Pursued to
Strategies Are Pursued to
Support Long-Term Goals
Support Long-Term Goals
Renew
Renew
Fleet
Fleet
Maintain Financial
Maintain Financial
Strength
Strength
Deliver
Deliver
Results
Results
Consistently distribute cash to owners Consistently distribute cash to owners through dividends and repurchases through dividends and repurchases
Distribution Distribution
Consider cycle risk in designing optimal Consider cycle risk in designing optimal capital structure; ensure sustainability capital structure; ensure sustainability through down cycles through down cycles
Capital Capital
structure structure
Acquire across the cycle; consider key Acquire across the cycle; consider key factors in designing asset mix factors in designing asset mix
Fleet Fleet
renewal renewal
Set term giving consideration to Set term giving consideration to commodity cycle, competitors and commodity cycle, competitors and obsolescence obsolescence
Contracting Contracting
Build on core competencies and existing Build on core competencies and existing relationships; pursue new initiatives with relationships; pursue new initiatives with informed discipline informed discipline
Growth Growth
Pursue when value creation potential Pursue when value creation potential exceeds stand alone case exceeds stand alone case
Conceptual Approach Conceptual Approach
M&A M&A
Strategic Strategic
Initiatives Initiatives

Tidewater’s
Tidewater’s
Investment Proposition
Investment Proposition
Among safest companies in the industry
Growing international presence driving earnings growth
Using cash position to grow industry’s largest new fleet
One of the strongest balance sheets and highest
dividend yields in the OSX
Ability to generate solid earnings across market cycles
Authority to repurchase common shares
Financial resources and analytical discipline to pursue
right acquisition at right price at right time
Among safest companies in the industry
Among safest companies in the industry
Growing international presence driving earnings growth
Growing international presence driving earnings growth
Using cash position to grow industry’s largest new fleet
Using cash position to grow industry’s largest new fleet
One of the strongest balance sheets and highest
One of the strongest balance sheets and highest
dividend yields in the OSX
dividend yields in the OSX
Ability to generate solid earnings across market cycles
Ability to generate solid earnings across market cycles
Authority to repurchase common shares
Authority to repurchase common shares
Financial resources and analytical discipline to pursue
Financial resources and analytical discipline to pursue
right acquisition at right price at right time
right acquisition at right price at right time

Getting to Know Tidewater
at
Jim and Angie’s 14
th
Oilfield Tour
Sponsored by Lehman Brothers
September 25, 2007
Dean E. Taylor
- Chairman, President & CEO
Jeff Platt
- Executive Vice President
Nancy Morovich -
Senior Vice President
Dean E. Taylor
Dean E. Taylor
-
-
Chairman, President & CEO
Chairman, President & CEO
Jeff Platt
Jeff Platt
-
-
Executive Vice President
Executive Vice President
Nancy Morovich
Nancy Morovich
-
-
Senior Vice President
Senior Vice President